UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported)        June 30, 1999
                                                         -----------------


                             NEWELL RUBBERMAID INC.
     --------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                 1-9608                  36-3514169
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     (State or Other             (Commission               (IRS Employer
     Jurisdiction of              File Number)             Identification No.)
     Incorporation)



                 29 East Stephenson Street, Freeport, Illinois 61032-0943
      -------------------------------------------------------------------------
                     (Address of Principal Executive Offices)   (Zip Code)




     Registrant's telephone number, including area code  (815) 235-4171
                                                         --------------

     ITEM 5. OTHER EVENTS.

         On March 24, 1999, pursuant to an Agreement and Plan of Merger, dated October 20, 1998, by and among Newell Co., a Delaware corporation ("Newell"), Rubbermaid Incorporated, an Ohio corporation ("Rubbermaid"), Rooster Company, an Ohio corporation and a wholly owned subsidiary of Newell ("Merger Sub"), Newell acquired all of the outstanding capital stock of Rubbermaid through the merger of Merger Sub with and into Rubbermaid, with Rubbermaid surviving as a wholly owned subsidiary of Newell. The merger was previously reported on Newell's Current Report on Form 8-K Filed with the Securities and Exchange Commission on March 25, 1999.

         Newell is filing herewith Exhibit 11.1 (Restated Computation of Earnings Per Share of Common Stock), Exhibit 12.1 (Restated Statement of Computation of Ratio of Earnings to Fixed Charges), and Exhibit 21.1 (Significant Subsidiaries), each restated to reflect the Rubbermaid merger.

         Newell is filing herewith as Exhibit 99.1 the Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements of Newell, each restated to reflect the Rubbermaid Merger, which was accounted for under the pooling of interests method of accounting. The Consolidated Financial Statements of Newell are restated for periods prior to the date of the Rubbermaid merger.

         Newell is filing herewith as Exhibit 99.2 the Independent Auditors' Report of KPMG LLP regarding the audited Consolidated Financial Statements of Rubbermaid Incorporated and its subsidiaries for the Years Ended January 1, 1999, December 31, 1997 and December 31, 1996.

         Newell is lastly filing herewith as Exhibit 99.3 the current Newell Safe Harbor Statement for Forward-Looking Statements.


     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits.

                   11.1 Newell Restated Computation of Earnings Per Share of Common Stock

                   12.1 Newell Restated Statement of Computation of Ratio of Earnings to Fixed Charges

                   21.1  Newell Significant Subsidiaries

                   23.1  Consent of Arthur Andersen LLP.

                   23.2  Consent of KPMG LLP.

                   27.1 Newell Restated Financial Data Schedule for the Year Ended December 31, 1998.

                   27.2 Newell Restated Financial Data Schedule for the Year Ended December 31, 1997.

                   27.3 Newell Restated Financial Data Schedule for the Year Ended December 31, 1996.

                   99.1 Newell Restated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements for the Years Ended December 31, 1998, December 31, 1997 and December 31, 1996.

                   99.2 Independent Auditors' Report of KPMG LLP regarding the audited Consolidated Financial Statements of Rubbermaid Incorporated and its subsidiaries for the Years Ended January 1, 1999, December 31, 1997 and December 31, 1996.

                   99.3 Newell Safe Harbor Statement for Forward-Looking Statements.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                               NEWELL RUBBERMAID INC.
                                               (Registrant)






                                             /s/ Dale L. Matschullat
     Date: June 30, 1999                By: -----------------------------------
                                             Dale L. Matschullat
                                             Vice President -- General Counsel

                                 EXHIBIT INDEX

     Exhibit
     No.              Description
     -------          -----------
    11.1              Newell Restated Computation of Earnings Per Share of
                      Common Stock

    12.1              Newell Restated Statement of Computation of Ratio of
                      Earnings to Fixed Charges

    21.1              Newell Significant Subsidiaries

    23.1              Consent of Arthur Andersen LLP.

    23.2              Consent of KPMG LLP.

    27.1              Newell Restated Financial Data Schedule for the Year
                      Ended December 31, 1998.

    27.2              Newell Restated Financial Data Schedule for the Year
                      Ended December 31, 1997.

    27.3              Newell Restated Financial Data Schedule for the Year
                      Ended December 31, 1996.

    99.1              Newell Restated Selected Financial Data, Management's
                      Discussion and Analysis of Financial Condition and
                      Results of Operations, and Consolidated Financial
                      Statements for the Years Ended December 31, 1998,
                      December 31, 1997 and December 31, 1996.

    99.2 Independent Auditors' Report of KPMG LLP regarding the audited Consolidated Financial Statements of Rubbermaid Incorporated and its subsidiaries for the Years Ended January 1, 1999, December 31, 1997 and
                      December 31, 1996.

    99.3              Newell Safe Harbor Statement for Forward-Looking
                      Statements.
